EUROPA TRADE AGENCY LTD.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Europa Trade Agency Ltd. (the "Company") on Form 10-KSB for the fiscal year ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Lamb, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Lamb

Thomas Lamb
Principal Executive Officer
Principal Financial Officer
November 2, 2005

A signed original of this written statement required by Section 906 has been provided to Europa Trade Agency Ltd. and will be retained by Europa Trade Agency Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.